UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                       Pursuant to Sections 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 13th, 1997



                          WAVERIDER COMMUNICATIONS INC.

               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)



         0-25680                                     33-0264030
  (Commission File Number)               (I.R.S. Employer Identification Number)



         700 - 555 West Hastings Street, Vancouver, BC., Canada, V6B 4N5
              (Address of Principal Executive Offices and Zip Code)


                                 (604) 482-1211
              (Registrant's telephone number, including area code)



                                 CHANNEL i INC.
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

This report is for the purpose of filing the financial information required as a result of the acquisition by the Company of all the issued and outstanding shares of the capital stock of Major Wireless Communications Inc. which acquisition was more particularly disclosed on Form 8-K dated May 13th, 1997 and previously filed. This filing is pursuant to Item 7 (a) and (b) of that Form.


The following documents are filed as exhibits to this report on Form 8-K:

     27.1 Audited Balance Sheet and Statement of Loss and Deficit as of December 31st, 1996 this being the end of the first fiscal year of Major Wireless Communications Inc. (In Canadian dollars).
     27.2 Unaudited Interim Balance Sheet and Statement of Income for Major Wireless Communications Inc. as of April 30th, 1997 being the closest immediate month end date to the reported event. (In Canadian dollars).
     27.3 Pro forma Consolidated Balance Sheet of the Company as of March 31st, 1997 being the latest quarterly fiscal period prior to the event and Pro forma Consolidated Statement of Operations of the Company for the last fiscal year of the Company being December 31st, 1996 and March 31st, 1997. (In United States Dollars).



Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 24th , 1997.

                                                   WaveRider Communications Inc.

                                            Per:   /s/ Robert Clarke
                                                   ............................
                                                   ROBERT CLARKE,  President

                                  EXHIBIT 27.1




                       MAJOR WIRELESS COMMUNICATIONS INC.

                    AUDITOR'S REPORT AND FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

                                AUDITORS' REPORT

To the Shareholders of
MAJOR WIRELESS COMMUNICATIONS INC.

        We have examined the balance sheet of MAJOR WIRELESS COMMUNICATIONS INC. as at December 31, 1996 and the statement of loss and deficit for the period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

        In our opinion, these financial statements present fairly in all material respects, the financial position of the company as at December 31, 1996 and the results of its operations for the period then ended in accordance with generally accepted accounting principles.



                                                                    KPMG

        July 15, 1997                                  CHARTERED ACCOUNTANTS

                       MAJOR WIRELESS COMMUNICATIONS INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1996
                                -----------------




                                     ASSETS

                                                                        $     -
                                                                         ======


                                   LIABILITIES

ACCOUNTS PAYABLE                                                        $   860
                                                                         ------


                              SHAREHOLDERS' EQUITY

SHARE CAPITAL (note 2)                                                      480

LESS UNPAID SUBSCRIPTIONS                                                  (480)

                                                                              -

DEFICIT                                                                    (860)
                                                                         ------

                                                                        $     -
                                                                         ======




ON BEHALF OF THE BOARD

/S/Rick Antoine
 .................
Director

/s/Stephen Grant
 .................
Director

                       MAJOR WIRELESS COMMUNICATIONS INC.

                          STATEMENT OF LOSS AND DEFICIT

               FOR THE PERIOD OCTOBER 9, 1996 TO DECEMBER 31, 1996
               ---------------------------------------------------





REVENUE                                                                  $    -

EXPENSES
   Legal                                                                    860
                                                                         ------

LOSS FOR THE PERIOD                                                         860
                                                                         ------

DEFICIT, END OF PERIOD                                                  $   860
                                                                         ======

                       MAJOR WIRELESS COMMUNICATIONS INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996
                                -----------------



1.      NATURE OF ACTIVITIES

        The company was incorporated October 9, 1996 under the Company Act, Province of British Columbia, Canada. Operations, primarily scientific research and experimental development, commenced in January, 1997.


2.      SHARE CAPITAL


        Authorized

           10,000     Class A voting, non-participating shares
                           without par value
           10,000     Class B non-voting, participating shares
                           without par value
        2,000,000     Class C non-voting, participating shares
                           with a par value of $ 0.01 each
          100,000     Class D non-voting, non-participating shares
                           with a par value of $ 0.01 each
          100,000    Class E non-voting, non-participating shares
                           with a par value of $ 100.00 each

        Issued

              240   Class A shares                                    $     240
              240   Class B shares                                          240
                                                                      ---------

                                                                      $     480
                                                                      =========

     Exhibit 27.2




     Unaudited Interim Balance Sheet and Statement of Income




     MAJOR WIRELESS COMMUNICATIONS INC.





     Four months ended April 30, 1997

                       Major Wireless Communications Inc.
                                  Balance sheet

                                  April 30,1997
                                  -------------


ASSETS
------

         Current assets
                    Cash in Bank
                    GS Tax Receivable                                               $  13,044
                    Notes Receivable                                                    3,000
                    Lab Inventory                                                      43,795        59,839
                                                                                    ---------
           Fixed assets
                    Equipment and Computer Software                                   121,752
                    Leasehold improvements                                             15,494
                                                                                    ---------
                                                                                      137,246
                    Less accumulated depreciation and amortization                        NIL       137,246
                                                                                    ---------       -------

           Total Assets                                                                            $197,085

LIABILITIES AND SHAREHOLDERS' DEFICIT
-------------------------------------

       Current Liabilities
                Bank Overdraft                                                      $    863
                Accounts Payable                                                       4,405
                Employee Benefits Payable                                              7,037         12,305
                                                                                    ----------

       Long Term Debt
                 Advances from Shareholders and Related Parties                                     350,235

       Shareholders' Deficit
                Share Capital                                                          3,200
                Deficit, December 31, 1996                                               860
                Loss for the period ending April 30, 1997                            167,795        165,455
                                                                                   ---------       --------

       Total Liabilities and Shareholders' Deficit                                                 $197,085


Interim financial statements, April 30, 1997: unaudited

See accompanying Notes to financial statements.

                       Major Wireless Communications Inc.
                               Statement of Income
                        Four Months ending April 30, 1997


REVENUE                                                                                 Nil
-------

RESEARCH AND DEVELOPMENT EXPENSES
---------------------------------
       Bank charges and interest                            $      464
       Consulting  Fees                                         11,912
       Investor Relations                                       16,182
       Management Fees                                          20,000
       Miscellaneous                                            10,129
       Meals and Entertainment                                     241
       Office Supplies                                           5,047
       Postage and Courier                                       2,207
       Rent, Utilities, Repair and Maintenance                  20,952
       Salaries and Benefits                                    22,818
       Telephone                                                 5,342
       Travel                                                   10,301
       Wages - Contract                                         42,200        $167,795
                                                             ---------        --------

Net Loss Before Income Taxes                                                   167,795

Provision for Income Taxes                                                        -
Net Loss for the Period                                                       $167,795





Interim financial statements, April 30, 1997: unaudited

See accompanying Notes to Financial  Statements.

                       Major Wireless Communications Inc.
                                 April 30, 1997
                          Notes to Financial Statements



1. The Company was incorporated October 6,1996 under the Company Act, Province of British Columbia, Canada. Operations of scientific research and development for Wide Area Wireless Networks commenced January 1,1997. As of April 30, 1997 all of the company's effort and activities have been for the benefit of this project.

2.    Significant Accounting Policies.

The Company utilizes the accrual basis of accounting, recorded in Canadian dollars. United States dollar accounts are prepared using exchange rates generally prevailing during the period.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

Lab inventory consists of parts and expendables acquired for the Wide Area Wireless Networks Project. They will be charged to the project as consumed, based upon a year end physical count.

Equipment and computer software are recorded at cost. Depreciation will be calculated following time in use based upon the estimated useful life of each category of assets.

Office equipment                            $   7,643
Computer equipment                             24,227
Lab equipment and Tools                        56,707
Computer software                              33,175
                                            ---------
                                             $121,752

Leasehold improvements will be amortized over the term of the lease.

3. An office research and development facility has been leased for two years ending March 31, 1999 for an annual rent of $21,441.60 plus tenants share of operating costs.

4. The Advances from Shareholders and Related Parties include purchases made on behalf of the Company and bear no interest or fixed terms of repayment. It is anticipated that no advances will be repaid within a year.

Interim financial statements, April 30, 1997: unaudited

Major Wireless Communications Inc.
April 30, 1997
Notes to Financial Statements


Page 2



5.    Share Capital

                                                              Authorized Issued for Cash
                                                              --------------------------
                                                             number         number      $
                                                             ------         ------      ------
Class A shares without per value                            10,000          1,600        1,600
Class B shares    without per value                         10,000          1,600        1,600
Class C shares with a per value of $0.01 per share       2,000,000            -            -
Class D shares with a per value of $0.01 per share         100,000            -            -
Class E shares with a per value of $100.00 per share       100,000            -            -






Interim financial statements, April 30, 1997: unaudited


July 24, 1997

           Exhibit 27.3



           Unaudited Pro Forma Consolidated Financial Statements



           WAVERIDER COMMUNICATIONS INC.

           Year ended December 31, 1996 and quarter ended March 31, 1997



           (Unaudited - see Compilation Report)

COMPILATION REPORT


To the Board of Directors
Waverider Communications Inc.



We have reviewed, as to compilation only, the accompanying pro forma consolidated balance sheet of Waverider Communications Inc. as at March 31, 1997 and the pro forma consolidated statement of operations for the year ended December 31, 1996 and the quarter ended March 31, 1997. These pro forma consolidated financial statements have been prepared for inclusion in the filing of Form 8-K with the Securities and Exchange Commission. In our opinion, the pro forma consolidated balance sheet as at December 31, 1996 and the pro forma consolidated statement of operations for the year ended December 31, 1996 and quarter ended March 31, 1997 have been properly compiled to give effect to the proposed transaction and assumption described in the notes thereto.



KPMG



Chartered Accountants

Vernon, Canada

July 23, 1997




            Comments for United States readers on differences between
                 Canadian and United States reporting standards

The above report, provided solely pursuant to Canadian requirements, is expressed in accordance with standards of reporting generally accepted in Canada. Such standards contemplate the expression of an opinion with respect to the compilation of pro forma financial statements. United States standards do not provide for the expression of an opinion on the compilation of pro forma financial statements. To report in conformity with United States standards on the reasonableness of the pro forma adjustments and their application to the pro forma financial statements requires an examination or review substantially greater in scope than the procedures we have conducted. Consequently, we are unable to express any opinion in accordance with standards of reporting generally accepted in the United States with respect to the compilation of the accompanying pro forma financial information.



KPMG

Chartered Accountants

Vernon, Canada

July 23, 1997

WAVERIDER COMMUNICATIONS INC.
Pro Forma Consolidated Balance Sheet
(Unaudited - see Compilation Report)
(expressed in United States dollars)

As at March 31, 1997

                                                         Waverider            MWCI    Consolidated
                                                         Pro forma       Pro forma       Pro forma
                             Waverider         MWCI    adjustments     adjustments     adjustments    Combined
                             ---------         ----    -----------     -----------     -----------    --------
Assets                                                   (note 2)        (note 2)
Current assets:
     Cash                   $   58,059    $                                              $          $   58,059
     Accounts receivable        52,500        5,623                                                     58,123
     Inventory                               11,110                                                     11,110
     Other                      99,719        2,167                                                    101,886
                            ----------    ---------                                      ---------  ----------
                               210,278       18,900                                                    229,178

Capital assets, at cost:
     Equipment and computer
       software                              68,144                                         69,996     138,140
     Leasehold improvements                   1,262                                                      1,262
                            ----------    ---------                                      ---------  ----------
                                             69,406                                         69,996     139,402

                            ----------    ---------                                      ---------  ----------

                            $  210,278    $  88,306                                      $  69,996  $  368,580
                            ==========    =========                                      =========  ==========

Liabilities and Shareholders' Equity

Current liabilities:
     Bank overdraft         $             $   8,119                                       $         $    8,119
     Accounts payable           46,260        3,710                                          2,678      52,648
     Accrued liabilities        58,239                                                                  58,239
     Advance on sale of stock   84,376                                                                  84,376
                            ----------    ---------                                      ---------  ----------
                               188,875       11,829                                          2,678     203,382

Long-term debt:
   Advances from shareholders and
      related parties                       143,795                                                    143,795

Shareholders' equity:
     Share capital:
       Common shares,
         par value               7,478        2,678                                         (2,678)      7,478
       Paid in capital       2,615,781                                                               2,615,781
                            ----------    ---------                                      ---------  ----------
                             2,623,259        2,678                                         (2,678)  2,623,259

     Deficit                (2,601,856)     (69,996)                                        69,996  (2,601,856)
                            ----------    ---------                                      ---------  ----------
                                21,403      (67,318)                                        67,318      21,403

                            ----------    ---------                                      ---------  ----------

                            $  210,278    $  88,306                                       $ 69,996  $  368,580
                            ==========    =========                                      =========  ==========


WAVERIDER COMMUNICATIONS INC.
Pro Forma Consolidated Statement of Operations
(Unaudited - see Compilation Report)
(expressed in United States dollars)


Year ended December 31, 1996
----------------------------

                                            Waverider              MWCI       Adjustments             Combined
                                            ---------         -----------     -----------           ----------
                                                                                  (note 3)
Revenues:
   Administrative Services                $    20,000         $               $                     $   20,000
                                          -----------         -----------     -----------           ----------


Expenses:
   Salaries and benefits                        1,239                                                    1,239
   Professional fees                           26,176                 632                               26,808
   Consulting fees                             31,913                                                   31,913
   Administrative costs                        77,227                                                   77,227
   Depreciation                                 5,221                                                    5,221
   Acquired research and development                                               69,996               69,996
                                          -----------         -----------     -----------           ----------
                                              141,776                 632          69,996              212,404

                                          -----------         -----------     -----------           ----------

Loss for the year                         $   121,776         $       632     $    69,996           $  192,404
                                          ===========         ===========     ===========           ==========

Loss per share                                                                                             .04
                                                                                                    ==========

Weighted average number of shares outstanding                                                        5,113,041
                                                                                                    ==========

WAVERIDER COMMUNICATIONS INC.
Pro Forma Consolidated Statement of Operations
(Unaudited - see Compilation Report)
(expressed in United States dollars)


Quarter ended March 31, 1997
----------------------------

                                            Waverider              MWCI       Adjustments           Combined
                                            ---------         -----------     -----------          ----------
                                                                                  (note 3)
Revenue                                    $   30,310         $                                    $   30,310

Expenses:
   Administrative costs                         1,853             32,454                               34,307
   Bank charges and interest                       13                 98                                  111
   Consulting fees                              6,250              1,240                                7,490
   Depreciation and loss on
       sale of fixed assets                    13,855                                                  13,855
   Foreign exchange translation gain                              (2,495)                              (2,495)
   Investor relations                                              9,468                                9,468
   Professional fees                           13,000                                                  13,000
   Salaries and benefits                                          28,599                               28,599
                                            ---------         ----------     -----------           ----------
                                               34,971             69,364                              104,335

                                            ---------         ----------     -----------           ----------

Loss for the quarter                       $    4,661         $   69,364                           $   74,025
                                            =========         ==========     ===========           ==========

Loss per share                                                                                            .01
                                                                                                   ==========

Weighted average number of shares outstanding                                                       5,507,597
                                                                                                   ==========


WAVERIDER COMMUNICATIONS INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited - see Compilation Report)
(expressed in United States dollars)

Year ended December 31, 1996 and quarter ended March 31, 1997
-------------------------------------------------------------

1.   Basis of presentation:

     The pro forma consolidated financial statements of Waverider Communications Inc. (the "Company") are based upon the historical financial statements of the Company after giving effect to the transaction described in note 2. These pro forma consolidated financial statements are not necessarily indicative of the financial position and results of operations that would have been attained had the transaction actually taken place at the dates indicated and do not purport to be indicative of the effects that may be expected to occur in the future.

     The pro forma consolidated financial statements have been compiled from financial information in the:

     (a) audited consolidated financial statements of the Company and Major Wireless Communications Inc. ("MWCI") as at and for the year ended December 31, 1996;

     (b) unaudited financial statements of the Company and MWCI as at March 31, 1997 and for the quarter then ended; and

     (c) the additional information set out in note 2.

     The Company's consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.


2.   Pro-forma transactions:


     On February 7, 1997, as amended May 13, 1997, the Company, MWCI, and the MWCI shareholders negotiated a share exchange agreement whereby the Company agreed to purchase all of the issued and outstanding shares of MWCI in exchange for the issuance of shares of the Company's capital stock. The Board of Directors of the Company and the shareholders of MWCI have approved this agreement and the execution thereof.

     As consideration for the purchase of the shares of MWCI, the Company shall issue and deliver 4,000,000 shares of the Company's authorized but unissued Series B Voting Convertible Preferred Stock, with par value of $0.001 per share (the "preferred shares"). The preferred shares shall be convertible into common shares at a ratio of 10 common shares for each preferred share. The preferred shares shall be held in escrow and shall be released to the previous shareholders of MWCI on the occurrence of the events and in the numbers shown below. In the event that any of the events have not occurred by May 13, 2002, the remaining preferred shares shall be canceled by the Company. This expiry date may be extended by up to two years at the discretion of the Company's Board of Directors.

WAVERIDER COMMUNICATIONS INC.
Notes to Pro Forma Consolidated Financial Statements, page 2
(Unaudited - see Compilation Report)
(expressed in United States dollars)

Year ended December 31, 1996 and quarter ended March 31, 1997
-------------------------------------------------------------


2. Pro-forma transactions (continued):


     Event                                                          % of shares
                                                                     released
                                                                     --------


     Prototype development completed                                     5

     Prototype operational in one community                             10

     25 Non-conditional license agreements signed with non-
     refundable deposits received                                       15

     25 licenses operational utilizing the system                       15

     Gross revenue exceeds $10 million                                  25

     Gross revenue exceeds $25 million                                  30

     The pro forma consolidated balance sheet gives effect to this acquisition as if it had occurred on March 31, 1997.

     The acquisition of MWCI has been accounted for in the accompanying pro forma financial statements using the purchase method of accounting with the purchase price assigned to the net assets acquired based on their fair values at the date of acquisition. As none of the above events has occurred at March 31, 1997 and their outcome cannot be considered to be known beyond a reasonable doubt, the preferred shares issued are accounted for as contingent consideration under United States accounting principles and no value has been ascribed to as at March 31, 1997. As the shares become releasable from escrow in the future, such shares will be recorded at their fair value at the date the release test is met. This additional value ascribed to the consideration will be allocated to the net assets acquired and charged against earnings prospectively from the date of eligibility for release. The carrying value of the deficit of MWCI, being the deemed excess purchase price at the date of acquisition, has been assigned to acquired research and development and will be immediately expensed for accounting purposes.

3.   Pro forma adjustments:

     The pro forma consolidated statement of operations gives effect to this acquisition as if it had occurred at the beginning of the year ended December 31, 1996.The value ascribed to acquired research and development has been expensed at the beginning of the earliest period presented. As he value ascribed to the preferred shares has not been recognized at the date of acquisition, there are no other pro forma adjustments to the financial statements.